DIVIDENDS	12 Months Ended
Dec. 31, 2025
DIVIDENDS.
DIVIDENDS

17.DIVIDENDS

Semi-Annual Dividend Policy

On May 18, 2023, the board of directors of the Company approved the adoption of a semi-annual cash dividend policy (the “New Dividend Policy”) to replace previous quarter cash dividend policy. Under the New Dividend Policy, the Company will declare and distribute a recurring cash dividend semi-annually, starting from the first half of 2023, at an amount equivalent to approximately 20% to 30% of the Company’s net income after tax for the previous six-month period. The determination to make dividend distributions and the exact amount of such distributions in any particular six-month period will be based upon the Company’s operations and financial conditions, and other relevant factors, and subject to adjustment and determination by the board of directors.

In 2023, the board of directors of the Company approved dividends for the fourth quarter of 2022 and for the first half of 2023 in accordance with the Company’s dividend policy with the total amount of RMB761,552.

In 2024, the board of directors of the Company approved dividends for the second half of 2023 and for the first half of 2024 in accordance with the Company’s dividend policy with the total amount of RMB1,252,710.

In 2025, the board of directors of the Company approved dividends for the second half of 2024 and for the first half of 2025 in accordance with the Company’s dividend policy with the total amount of RMB1,387,506.